SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2003


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-19437                  11-2962080
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)               File No.)             Identification No.)


2815 Second Avenue. Suite 100, Seattle, Washington                      98121
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (206) 443-6400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)    Exhibits
              --------

                  99.1                Press Release dated August 13, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       Cellular Technical Services Company, Inc., announced its second quarter financial results for 2003 on August 13, 2003.

                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2003

                                   CELLULAR TECHNICAL SERVICES COMPANY, INC.


                                   By:  /s/ Bruce York
                                        ----------------------------------------
                                        Name:  Bruce York
                                        Title: Vice President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX
                                  -------------

                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------

                  99.1                Press Release dated August 13, 2003